UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒                                                 Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MASIMO CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts!

MASIMO CORPORATION

2022 Annual Meeting of Stockholders
Vote by May 25, 2022
11:59 PM ET
MASIMO CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717

You invested in MASIMO CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the 2022 Annual Meeting of Stockholders. This is a important notice regarding the availability of proxy materials for the 2022 Annual Meeting of Stockholders to be held on May 26, 2022.

Get informed before you vote
View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and vote without entering a control number	May 26, 2022 2:00 p.m. Pacific Daylight time

Virtually at: www.virtualshareholdermeeting.com/MASI2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming 2022 Annual Meeting of Stockholders of Masimo Corporation. Please follow the instructions on the reverse side to vote these important matters.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1.Election of Directors
Nominees:
1a. Mr. Craig Reynolds	For
1b. Mr. Adam Mikkelson	For
2. To ratify the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.	For
3. To provide an advisory vote to approve the compensation of our named executive officers.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment of postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.